UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2025

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 23, 2025, Community Health Systems, Inc. (the “Company”) announced that CHS/Community Health Systems, Inc. (the “Issuer”), its wholly owned subsidiary, has entered into a privately negotiated agreement with a multi-asset investment manager (the “Purchaser”) to sell and issue to certain funds and accounts of the Purchaser $700.0 million aggregate principal amount of 10.750% Senior Secured Notes due 2033 (the “2033 Notes”). The Issuer intends to use the net proceeds of the sale of the 2033 Notes, together with cash on hand, to redeem all of its outstanding 8.000% Senior Secured Notes due 2027 (the “2027 Notes”) and to pay related fees and expenses. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on April 23, 2025, the Issuer delivered to the trustee for delivery to holders of its 2027 Notes a notice of conditional redemption to redeem on May 9, 2025 (the “Redemption Date”) all of the 2027 Notes that remain outstanding at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the Redemption Date. The redemption of the 2027 Notes is conditioned upon the Issuer having completed, on or prior to the Redemption Date, a debt financing on terms and conditions satisfactory to the Issuer. The Issuer expects such condition to be satisfied upon closing of the sale and issuance of the 2033 Notes, which is expected to be completed on or about May 9, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

99.1	Press Release of Community Health Systems, Inc., dated April 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2025	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons President and Chief Financial Officer (principal financial officer)